UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2023

PARKER-HANNIFIN CORPORATION
(Exact Name of Registrant as Specified in Charter)

Ohio	1-4982	34-0451060
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6035 Parkland Boulevard, Cleveland, Ohio		44124-4141
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (216) 896-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Shares, $.50 par value	PH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 27, 2023, the Board of Directors (the “Board”) of Parker-Hannifin Corporation (the “Company”) amended and restated the Company’s Regulations (as amended and restated, the “Amended and Restated Regulations”), which became effective immediately upon adoption. The Board adopted the Amended and Restated Regulations primarily to update certain procedural requirements in accordance with the new universal proxy rules adopted by the Securities and Exchange Commission (the “SEC”). Specifically, in addition to other ministerial changes, the Amended and Restated Regulations:

a.update certain procedural mechanics and disclosure requirements for shareholder nominations of directors and submissions of proposals for other business made in connection with annual and special meetings of shareholders, including to address rules related to the use of universal proxy cards adopted by the SEC under new Rule 14a-19;

b.update certain procedural mechanics related to the conduct of business at any meeting of shareholders; and

c.require shareholders directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white.

The foregoing description of the changes implemented by the Amended and Restated Regulations is qualified in its entirety by reference to the full text of the Amended and Restated Regulations, a copy of which (marked to show changes) is filed as Exhibit 3(a) to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3(a)	Amended and Restated Regulations, dated as of April 27, 2023, of Parker-Hannifin Corporation (marked to show changes)
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARKER-HANNIFIN CORPORATION
Date:	April 28, 2023	By:	/s/ Joseph R. Leonti
Joseph R. Leonti
Vice President, General Counsel and Secretary